Eagle Rock Energy Partners, L.P.
Investor Presentation
June 2009

Management Representatives
Joseph A. Mills
Chairman & Chief Executive Officer
Jeffrey P. Wood
Senior Vice President & Chief Financial Officer

 The material that follows, as well as statements made by representatives of Eagle Rock during the course of this presentation, includes “forward-looking statements” within the meaning of Section
 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
 1934, as amended.  All statements, other than statements of historical facts, included in this material, or made during the course of this presentation, that address activities, events or developments that Eagle Rock expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by Eagle Rock in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors Eagle Rock believes are appropriate under the circumstances.  Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond Eagle Rock’s control.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Eagle Rock’s actual results and plans could differ materially from those implied or expressed by any forward-looking statements.
 Eagle Rock undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.  For a detailed list of Eagle Rock’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult Eagle Rock’s Form
 10-K, filed with the Securities and Exchange Commission for the year ended December 31, 2008, and Eagle Rock’s Forms 10-Q, filed with the SEC for subsequent quarters.
Forward Looking Statements

Legend
Royalties & Minerals
Upstream Operated Properties
EROC Midstream Assets
East Texas/Louisiana
Panhandle
Mexico
West Texas
EROC GOM Assets
Plants
Committed Leasehold

Enterprise Value:     $1.1 billion (1)
2009E Adj. EBITDA (2): $160 - $180 million
Business Segments:
Midstream:
 • We gather and process natural gas from top
 tier producers in Texas and Louisiana
 • Exposure to the Haynesville Shale, active in
 Austin Chalk (East Texas) and Granite Wash
 (Texas Panhandle)
Minerals:
 • We receive royalty income with no
 associated operating costs or capital
 requirements
 • New drilling activity drives underlying
 production growth (“re-generation” effect)
 • Significant exposure to the Haynesville Shale
Upstream:
 • We operate in four low-cost, low-decline
 producing regions in Texas and Alabama
 • Attractive inventory of new drilling
 opportunities
Introduction to Eagle Rock Energy Partners, L.P.
(1) As of May 28, 2009. Subordinated units are valued at common unit price.
(2) See Appendix for definition of Adjusted EBITDA.
• Eagle Rock (NASDAQ: EROC) is an MLP with three complementary energy businesses well-
 positioned to benefit from some of the most prolific producing basins in the U.S.

WTI Crude Oil
Henry Hub Natural Gas
$ / Boe
$ / MMbtu
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00

Challenges
Responses
• Current period of depressed commodity prices
 negatively impacting cash flows across all
 segments
• Concerns over current and expected natural gas
 prices causing a slowdown in drilling activity
• Significant leverage in capital constrained
 environment

• Monetized 2011 / 2012 hedges when crude sold-
 off in January 2009
• Reset strike prices higher on certain existing 2009
 hedges to stabilize cash flows during commodity
 trough
• Initiated cost reduction measures and rationalized
 capital program
• Reduced distribution to re-direct estimated $75-
 $100 million of annual cash flow to enhance
 liquidity
  - Substantially strengthens covenant
    compliance and protects favorable
    borrowing rates under credit facility
  -  Ensures Eagle Rock has ability to self-fund
   near-term capital needs

Proactive plan positions Eagle Rock to weather current difficult environment and capitalize on future opportunities
Recent Events: Focused on Liquidity
• Eagle Rock has moved decisively to address the challenging environment

MINERALS
We collect revenue, but bear no operating costs
UPSTREAM
We share in both revenues and operating costs
MIDSTREAM
We share in revenues, collect fees and bear operating costs
We collect 3rd party and equity production
We engage in low-risk development drilling and recompletions
Drilling and production activities conducted by others
We own and operate compressor stations
We own and operate gas treatment and processing plants
We own operated and non-operated working interests in producing wells

Investment Highlights
• Solid asset mix with geographic and operational diversity
• Midstream and Minerals exposure to high quality producing basins with favorable economics
• Strong hedge portfolio through 2010 mitigates impact of falling commodity prices
• Compelling valuation based on traditional cash flow metrics
• Attractively-priced credit facility with additional availability
• Publicly-traded common units are structurally senior in distribution rights to 20.7 million subordinated units held by Natural Gas Partners and management

$250
$200
$150
$100
$50
$0
28% CAGR (2)
$81
$133
$249
$180
$160
2006
2007
2008
2009E

800
700
600
500
400
300
200
100
0
287% Increase
229
371
416
406
608
728
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09

MMcfe/d
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Average : 32.5
33.5
30.8
31.3
29.6
36.3
34.3
32.1
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09

M Mcfe/d
9.0
8.0
7.0
6.0
5.0
4.0
3.0
Average: 6.5
5.5
8.0
5.7
6.2
7.1
6.8
6.2
6.5
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09

Historical Performance and Growth
Adjusted EBITDA ($ in Millions) (1)
Daily Gathering Volumes (MMcfe/d)
Upstream Volumes (3)
Minerals Volumes (4)
(1) See Appendix for a definition of Adjusted EBITDA and a reconciliation to GAAP net income (loss).
(2) Compound annual growth rate based on mid-point of 2009E Adjusted EBITDA guidance.
(3) Upstream Business was created by acquisition on July 31, 2007 and was added to by acquisition on April 30, 2008.
(4) Minerals Business was created by acquisition on April 30, 2007. Q2 ‘07 is pro forma for full quarter.

South Texas
279 milesof pipeline
3 processingstations
15,500 compressionHP
89 MMcf/d 2008 average volume

Overview of Midstream Business
Panhandle
• 3,743 miles of pipeline
• 7 processing plants
• 125,000 compression HP
• 152 MMcf/d 2008 average volume
East Texas / North Louisiana
• 1,145 miles of pipeline
• 7 processing plants
• 50,500 compression HP
• 198 MMcf/d 2008 average volume
Gulf of Mexico
• 40 miles of pipeline
• 2 processing plants
• 16,100 compression HP
• 154 MMcf/d 2008 average volume
EROC Plant
Haynesville Shale
Austin Chalk
Granite Wash

Keep-Whole
8%
Fixed Recovery
15%
Percent of
Proceeds
31%
Fee-Based
46%

Percent of
Proceeds
31%
Keep Whole
16%
Fee-Based
35%
Fixed Recovery
18%

Fee-Based
35%
Commodity
Hedged
59%
Commodity
Unhedged
6%

Contract Mix (2008 Throughput Volumes)
Midstream Contract Mix
Contract Mix (Jan-Apr 2009 Margin)
Commodity Exposure (Jan-Apr 2009 Margin)
• Eagle Rock has a well-balanced mix of fee-based and commodity-based contracts

Bossier
Caddo
Harrison
Bienville
Panola
Rusk
Shelby
Natchitoches
Sabine
Angelina
Trinity
Brookeland Plant
Indian Springs Plant
Polk
Tyler
Jasper
Newton
Vernon
Beauregard
Allen
Hardin
Calcasieu
Jefferson Davis

536% Increase
MMcfe/d
350
300
250
200
150
100
50
0
46
84
177
170
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09

• Acquired Millennium Midstream Partners in
 October 2008, adding 94 MMcf/d of fixed-
 fee business
• Austin Chalk play is major driver in near-
 term volume growth - rich gas (average 3.5
 GPM)
• Haynesville potential in close proximity to
 Eagle Rock systems
East Texas /
North Louisiana Volumes
Haynesville Shale
Angelina River Trend
Austin Chalk
Midstream: East Texas Growth Engine

Overview of Minerals Business
Total Minerals Assets (as of 12/31/08):
• Proved Reserves: 3.6 MMboe
• % PDP: 100%
• # of Wells: > 2,800
• Oil / Gas %: 77% / 23%
• Net Acres: 430,000
• Avg. Daily Production: 1.1 MBoe/d
Permian / Upper Gulf Coast /
 Mid Continent
• Numerous fields
• Generated $14 million of leasing bonuses in
 2008
• Significant potential upside in Haynesville
 Shale play
LA Basin (Brea Olinda Field)
• Most significant individual
 contributor to current royalty income
• 100% crude production with very
 low decline rate
• Eagle Rock’s Minerals Business offers diversification, stability and upside

Camp
Marion
Harrison
Gregg
Smith
Rusk
Panola
Cherokee
Anderson
Shelby
Nacogdoches
Houston
Angelina
Trinity
Sabine
Caddo
Bossier
Webster
Claiborne
Lincoln
Bienville
Jackson
Winn
Vernon
Rapides

Significant Exposure to Haynesville Shale
Haynesville Shale
EROC Minerals
Producer estimates
suggest the Haynesville
play may consist of up to
6.4 million gross acres
Eagle Rock has a 13.2%
participation interest in
70,000 to 100,000 net
mineral acres plus an
option to participate as a
non-operated working
interest owner

Net Gas to EROC, MMcf/month and Assumed Rig Count
350
300
250
200
150
100
50
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
8 Bcf/well EUR
7 Bcf/well EUR
6 Bcf/well EUR

Haynesville Mineral Position Has Significant Potential Upside
• Haynesville core area of 3.4
 million gross acres (versus
 estimates of up to 6.4 million)
• Average EURs range from 6
 to 8 Bcfe / well
• Average IPs range from 10 to
 15 MMcfe / d
• Current estimated rig count of
 80 rises to 160 by mid-2010
 and held constant thereafter
• Expect 4 to 6 wells per section
 over 30 years
• Based on strip pricing as of
 mid-May, 2009
Assumptions
Forecast Net Minerals Production Potential from Haynesville
Note:
EUR = Estimated ultimate recovery
IP = Initial production
• Eagle Rock’s position in emerging Haynesville play could be worth $75 to $100 million, based on internal estimates and assumptions listed below
• Management expects the impact from the Haynesville could more than double production from the Minerals Business in the next 7 years

Net Equivalent Production, Boe/mo
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
Haynesville Shale Upside
Regeneration Potential
Proved Producing

Regeneration + Haynesville Creates Significant Value
8 Bcf/well EUR
7 Bcf/well EUR
6 Bcf/well EUR

Overview of Upstream Business
Alabama Assets
• 26 Producing wells
• 73% Avg. W.I.
• 2,721 BOE/d
Permian Assets
• 252 Producing wells
• 96% Avg. W.I.
• 805 BOE/d
South TX Assets
• 11 Producing wells
• 100% Avg. W.I.
• 502 BOE/d
East TX Assets
• 33 Producing wells
• 83% Avg. W.I.
• 1,322 BOE/d

- Eagle Rock's reserves consist of long-life, diversified reserves with a high percentage of PDP

Oil
37%
Natural Gas
34%
NGLs
29%

PUD
15%
PDP
85%

Total Upstream Assets (as of 12/31/08):
• Proved Reserves: 19.5 MMBoe (116.9 Bcfe)
• % PDP:  85%
• Producing Wells:  321 gross operated; 142 non-operated
• Net Production:  5.5 MBoe/d (32.8 MMcfe/d)
• R/P:  10 years
• 2008 F&D Cost:  $8.82 / Boe ($1.47 / Mcfe)
• 2008 Opex:  $11.16 / Boe ($1.86 / Mcfe)
Attractive Proven Reserve Base
Reserves by Commodity
Reserves by Category

100%
80%
60%
40%
20%
0%
% of Hedgable Volumes
89%
92%
28%
19%
2009
2010
2011
2012

100%
80%
60%
40%
20%
0%
% of Hedgable Volumes
93%
74%
14%
12%
2009
2010
2011
2012

Cash Flow Stability Supported by Hedge Portfolio
• Eagle Rock is well-hedged in 2009 and 2010
$91.59
$60.27
$69.70
$72.95
$7.36
$6.72
$7.50
$7.35
Crude, Condensate & NGL (>C3) (1)
Natural Gas & Ethane (2)
Product	$ Change	Impact on 2009E Adj. EBITDA (3)
Crude Oil	+/- $10 / Barrel (NYMEX)	+/- $4.4 million
Natural Gas	+/- $1 / MMbtu (NYMEX)	+/- $100,000
(1) Prices shown reflect average price of crude hedges and exclude price impact of direct product hedges.
(2) Prices shown reflect average price of natural gas hedges and exclude price impact of direct ethane hedges.
(3) Assumes volumes remain constant and NGL price correlation to crude oil price remains constant. See Appendix for a definition of Adjusted EBITDA.

Current Revolver Availability (May 28, 2009)	$100.0	→	Maintain as appropriate "cushion" against possible future liquidity events
Expected 2009 Quarterly DCF	$25-$30	→	Repay debt, fund highly attractive organic growth projects, enhance hedge portfolio or otherwise strengthen liquidity
Expected 2009 Quarterly Growth Capex	~$5		
Expected Additional Liquidity per Quarter	$20-$25

Sources of Liquidity ($ in millions)
Plans
Liquidity Goals
Current Liquidity Overview
(1) See Appendix for a definition of DCF (Distributable Cash Flow).
(1)
• Short-term (next 12-18 months):
 – Strengthen balance sheet
 – Avoid credit facility covenant compliance issues
• Long-term (2010 and beyond):
 – Maintain 3.0-3.5x Total Leverage Ratio
 – Access high-yield market
 – Position credit facility for successful re-financing prior to maturity in December 2012

Total Borrowings: $820 million (1)

Pricing: LIBOR + 187.5 bps

$135 million	**$685 million**

- Supported by Midstream and Minerals Businesses
- Compliance tests are based on Midstream and Minerals Adjusted EBITDA and allocated debt

Bank Covenants:		(as of 5/28/09)
• Leverage Ratio:	≤ 5.0x	4.4x
• Interest Coverage Ratio:	> 2.5x	6.0x

Eagle Rock Credit Facility
Borrowing Base
Compliance Tests
• Supported by all Upstream
 properties
• Semi-annual re-determination
 (negotiated process with banks)
(1) As of May 28, 2009.
• Senior secured revolving credit facility with total commitments of $971 million from 20 financial institutions

EVA / 2009E Adj. EBITDA (2)
12x
10x
8x
6x
4x
2x
0x
Average : 8.9x
EROC

DCF Yield per Unit (2)
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Average: 20.2%
EROC

Attractive Value Play (1)
Attractive Patient Yield Play (1)
Eagle Rock - Investment Considerations
1
2
Source: Citi and Barclays research, Thomson ONE Analytics, company press releases and SEC filings.
(1) As of May 29, 2009.
(2) See Appendix for definition of Adjusted EBITDA and DCF (Distributable Cash Flow).
G&P Peer Group
G&P Peer Group
Technical dislocation negatively impacting valuation
–  Eagle Rock's valuation compares favorably to other gathering and processing MLPs
High quality asset base with exposure to long-life gas and oil producing basins provides upside potential when natural gas prices recover

Partnership structure supports value of common units

NGP / Management
Common
19%
NGP / Management
Subordinated
27%
Public Common
54%

- Common unitholders build "arrearages" for any quarter in which they receive less than the Minimum Quarterly Distribution (MQD) of $0.3625 / unit (e.g., $0.3375 / unit for first-quarter 2009)
  - Common unitholders must receive MQD and cumulative arrearages before subordinated units are paid
- Arrearages accumulate to the extent actual distributions remain below the MQD
- Arrearages are inseparable from the underlying unit
  - Any purchase or sale of a common unit is also a purchase or sale of the cumulative arrearage

Eagle Rock - Investment Considerations
Equity Ownership
3

Despite distribution cut, Eagle Rock continues to generate significant cash flow; technical pressure should reverse when meaningful distribution is reinstated

Adj. EBITDA (1) (in Millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
Distribution per Unit
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09E
Q3 '09E
Q4 '09E

Eagle Rock - Investment Considerations
4
Expected Range of
$40-$45mm / Quarter
Adjusted EBITDA
Distribution per Unit
(1) See Appendix for a definition of Adjusted EBITDA and a reconciliation to GAAP net income (loss).
(1)

Roadmap to Reinstating Distributions
Management intends to recommend increasing the distribution upon achieving an appropriate leverage ratio and/or improving fundamentals
Reduce
Debt
Enhance
Adjusted EBITDA
• Use near-term cash flow to pay down credit
 facility borrowings
• Execute possible asset sales, if credit
 enhancing
• Benefit from continued improvement in
 commodity prices (all businesses)
 – Rebound in natural gas price should
 spur increased drilling activity in core
 areas (Midstream)
• Fund high-return organic growth projects or
 attractive bolt-on acquisitions
• Further rationalize operating costs
Means to
Achieve
Goal

Appendix

EAST TEXAS/LOUISIANA SEGMENT
Quitman System
Rosewood System
Sligo System
Simsboro System
Belle Bower System
Panola System
ETML System
Douglas System
BGS System
Brookeland Plant
Brookeland System
Indian Springs Plant
Robertson System
North System
Central System

System Overview
Map of East Texas System
Producer Activity
Midstream: East Texas System
• Miles of Pipeline:       1,145
• Processing Plants:                 7
• Compression HP:                  50,500
• Contract Mix (1):                       Fixed Fee 48%
                                                     Commodity-based 52%
• 2008 Adj. EBITDA:                $36.4 million
• Q1 2009 Adj. EBITDA:          $5.1 million
• 2008 Capex:                           $17.4 million
• Producing Formations:          Austin Chalk
                                                   James Lime Trend
                                                  Travis Peak
                                                  Haynesville Shale
                                                  Cotton Valley

                                                                      Woodbine
(1) As of December 31, 2008.
• Acquired Millennium Midstream Partners in October 2008, adding 94 MMcf/d of fixed-fee business
• Major producers are Anadarko Petroleum, Encana Oil & Gas Inc., Ergon Exploration Inc., Goodrich Petroleum
 Corporation
• Austin Chalk play is major driver in near-term future volume growth in Brookeland system with five additional wells scheduled for 2009
• East Texas Main Line (ETML) System continues to see drilling activity into the James Lime and Travis Peak formations
• Haynesville potential in near proximity to Eagle Rock’s ETML, Panola and Belle Bower systems

TEXAS PANHANDLE SEGMENT
Roberts County Plant
RedDeer Plant
Canadian Plant
Arrington Plant
Goad Treater
Cargray Plant
GrayCounty Plant
Lefors GasPlant

System Overview
Map of North Texas / Panhandle System
Producer Activity
Midstream: North Texas / Panhandle System
• Miles of Pipeline:                   3,743
• Processing Plants:                 7
• Compression HP:                  125,000
• Contract Mix (1): Fixed Fee 15%
 Commodity-based 85%
• 2008 Adj. EBITDA:                $109.7 million
• Q1 2009 Adj. EBITDA:          $5.7 million
• 2008 Capex:                           $30.7 million
• Producing Formations:          Granite Wash
                                                   Morrow
                                                   Brown Dolomite
                                                   Cleveland
• Major producers are BP, Cimarex, Cordillera, Chesapeake, Chevron and Excel Production
• Gathered volumes have remained relatively flat for last 3 years
 – West Panhandle is a rich gas (average 8 GPM) on a shallow annual decline of ~9%
 – East Panhandle is a leaner gas (average 3 GPM) with growing volumes
 – Granite Wash is the primary driver of volume growth in the East Panhandle
 ú Horizontal drilling being applied with encouraging results (average IPs of 6 to 10 MMcf/d)
 – Activity has slowed due to lower commodity prices
(1) As of December 31, 2008.

SOUTH TEXAS SEGMENT
Webb
Duval
Jim Wells
Nueces
Kleberg
SAN IGNACIO PIPELINE
Zapata
Jim Hogg
PHASE I 20" PIPELINE
Brooks
Kenedy
RAYMONDVILLE PIPELINE
Starr
Willacy
Raymondville JT Plant
TGP MCALLEN PIPELINE
Hidalgo
Merit JT Plant
Cameron

Crockett
Sutton
WILD HORSE SYSTEM
Val Verde

System Overview
Map of South Texas System
Producer Activity
Midstream: South Texas System
• Major producers are Chesapeake and Sanchez Oil &
 Gas in South Texas and FIML on the Wildhorse
 system
• Acquired Wildhorse system as part of Millennium
 Midstream Partners in October 2008
• Wildhorse system is primarily low decline Canyon
 Sands production
• Activity has slowed due to lower commodity prices
• Miles of Pipeline:                   279
• Processing JT Skids:            3
• Compression HP:                  15,500
• Contract Mix (1):                       Fixed Fee 98%
 Commodity-based 2%
• 2008 Adj. EBITDA:                $10.6 million
• Q1 2009 Adj. EBITDA:          $1.2 million
• 2008 Capex:                           $1.1 million
(1) As of December 31, 2008.

GULF OF MEXICO SEGMENT
Mississippi
Alabama
Texas
Louisiana
Florida
Tebone
Yscloskey
North Terrebonne
Mobile
Pensacola
Viosca Knoll
Destin Dome
Main Pass Area
West Cameron Area
High Island Area
Galveston Area
Eugene Island Area
West Delta Area
Mississippi Canyon
De Soto Canyon
Ewing Bank
East Breaks
Garden Banks
Green Canyon
Atwater Valley
Lloyd Ridge
Alaminos Canyon
Keathley Canyon
Walker Ridge
Lund
Legend

System Overview
Gulf of Mexico System
Producer Activity
Midstream: Gulf of Mexico System
• Miles of Pipeline:                   40
• Processing Plants:                 2 (non-operated)
• Compression HP:                  16,100
• Contract Mix (1):                       Fixed Fee 9%
 Commodity-based 91%
• 2008 Adj. EBITDA:                ($0.3) million
• Q1 2009 Adj. EBITDA:          $0.7 million
• 2008 Capex:                           Zero
• Acquired as part of Millennium Midstream Partners in October 2008
• Q4 2008 volumes curtailed due to damage from Hurricane Ike and Gustav
 – Volumes continued to be curtailed at Yscloskey due to 3rd party offshore pipelines undergoing repair
 – Currently at approximately 70% of pre-hurricane volumes of 200 MMcf/d
 ú Major producers are Stone Energy and McMoran Exploration
 ú Currently approximately 115 blocks committed to life-of-lease contracts
 – Contracts are life-of-lease commitments of the leases on a percent of proceeds with fixed floors
(1) As of December 31, 2008.

PERMIAN UPSTREAM SEGMENT
Yoakum
Terry
Lynn
Lea
Gaines
Dawson
Eddy
Andrews
Martin
Loving
Winkler
Ector
Midland
Culberson
Ward
Crane
Upton
Reagan
Reeves

Asset Overview
Permian Basin Properties
Q1 2009 Operating Statistics
Upstream: Permian Basin
• Acquisition Date:                   April 30, 2008
• Texas Counties:                     Ward, Crane, Pecos
• Operating Producing Wells: 252
• Net Acreage:                          24,000
• Net Reserves:                        6.5 MMboe (38.8 Bcfe)
• Average Operated W.I.:        96%
• Producing Formations:         Yates, Queen, San
                                                  Andres, Wichita
                                                  Albany, Holt,
                                                  Wolfcamp and Penn
Net Production:
• Gas MMcf/d:                                                    1,458
• Oil Bo/d:                                                           375
• NGLs Bl/d:                                                       187
• Total BOE/d:                                                    805
Financial Summary
• Revenue ($ in millions): $2.0
• Operating Expense ($ in millions) (1):  $1.4
• Unit Operating Expense ($/BOE): $19.44
(1) Excluding taxes.

ESCAMBIA UPSTREAM SEGMENT
Conecuh
Escambia
Florida / Alabama State Border
Baldwin
Escambia
Santa
Rosa

Asset Overview
Alabama Properties
Q1 2009 Operating Statistics
Upstream: Alabama
• Acquisition Date:                         July 31, 2007
• Alabama Counties:                     Escambia, Choctaw
• Operating Producing Wells:       26
• Net Acreage:                               13,000
• Net Reserves:                              7.1 MMboe (42.7 Bcfe)
• Average Operated W.I.:              73%
• Producing Formations:               Smackover
• Gas Stream Composition (+/-):  20% H2S
                                                        45% CO2
• Assets include two treating plants (100 MMcf/d
 capacity) and one cryogenic processing plant (50
 MMcf/d) to remove H2S and CO2 prior to sales
Net Production:
• Gas MMcf/d:                                     3,335
• Oil Bo/d:                                           1,619
• NGLs Bl/d:                                        546
• Sulfur LT/d:                                       164
• Total BOE/d:                                     2,721
Financial Summary
• Revenue ($ in millions):                      $6.2
• Operating Expense ($ in millions) (1):        $2.6
• Unit Operating Expense ($/BOE):       $10.49
(1) Excluding taxes.

EAST TEXAS UPSTREAM SEGMENT
Rains
Wood
Kaufman
Van
Zandt
Smith
Henderson

Asset Overview
East Texas Properties
Q1 2009 Operating Statistics
Upstream: East Texas
• Acquisition Date:                         July 31, 2007
• Texas Counties:                           Wood, Rains, Van
                                                        Zandt, Henderson
• Operating Producing Wells:       33
• Net Acreage:                               16,000
• Net Reserves:                              4.8 MMboe (28.6 Bcfe)
• Average Operated W.I.:              83%
• Producing Formations:               Smackover
• Gas Composition:                       20-40% H2S
• Eagle Rock’s East Texas production is treated and
 processed by Regency Field Services’ Eustace
 facilities
Net Production:
• Gas MMcf/d:                                     2,211
• Oil Bo/d:                                           311
• NGLs Bl/d:                                        642
• Sulfur LT/d:                                       154
• Total BOE/d:                                     1,322
Financial Summary
• Revenue ($ in millions):                      $3.2
• Operating Expense ($ in millions) (1):    $0.3
• Unit Operating Expense ($/BOE):        $2.16
(1) Excluding taxes.

Asset Overview
South Texas Properties
Q1 2009 Operating Statistics
Upstream: South Texas
• Acquisition Date:                           July 31, 2007
• Texas Counties:                             Atascosa
• Operating Producing Wells: 11
• Net Acreage:                                  1,400
• Net Reserves:                                1.1 MMboe (6.7 Bcf)
• Average Operated W.I.: 100%
• Producing Formations: Edwards
• Successful re-completion program conducted in 2008
 with infill drilling locations identified for future
 development
Net Production:
• Gas MMcf/d: 2,815
• Oil Bo/d: 33
• Total BOE/d: 502
Financial Summary
• Revenue ($ in millions):                           $1.2
• Operating Expense ($ in millions) (1):     $0.4
• Unit Operating Expense ($/BOE):         $9.93
(1) Excluding taxes.

 This presentation includes, and certain statements made during this presentation may include, the non-generally accepted accounting principles, or non-GAAP, financial measures of Adjusted EBITDA and Distributable Cash Flow (or DCF). The accompanying non-GAAP financial measures schedule provides reconciliations of Adjusted EBITDA to its most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP, with respect to the references to
 Adjusted EBITDA that are of a historical nature.  Where references are forward-looking or prospective in nature, and not based in historical fact, this presentation does not provide a reconciliation.  Eagle Rock could not provide such reconciliation without undue hardship because the
 Adjusted EBITDA and Distributable Cash Flow numbers included in the presentation, and that may be included in certain statements made during the presentation, are estimations, approximations and/or ranges.  In addition, it would be difficult for Eagle Rock to present a detailed reconciliation on account of many unknown variables for the reconciling items.  For an example of the reconciliation, please consult the reconciliations included for the historical Adjusted EBITDA numbers in this appendix.  Non-GAAP financial measures should not be considered as alternatives to GAAP measures such as net income (loss), operating income (loss), cash flows from operating activities or any other GAAP measure of liquidity or financial performance.
 Eagle Rock defines Adjusted EBITDA as net income (loss) plus or (minus) income tax provision (benefit); interest-net, including realized interest rate risk management instruments and other expense; depreciation, depletion and amortization expense, impairment expense; other operating expense, non-recurring; other non-cash operating and general and administrative expenses, including non-cash compensation related to our equity-based compensation program; unrealized (gains) losses on commodity and interest rate risk management related instruments; and other (income) expense.
 Eagle Rock uses Adjusted EBITDA as a measure of its core profitability to assess the financial performance of its assets. Adjusted EBITDA also is used as a supplemental financial measure by external users of Eagle Rock’s financial statements such as investors, commercial banks and research analysts. For example, Eagle Rock’s lenders under its revolving credit facility use a variant of Eagle Rock’s Adjusted EBITDA in a compliance covenant designed to measure the viability of Eagle Rock and its ability to perform under the terms of its revolving credit facility;
 Eagle Rock, therefore, uses Adjusted EBITDA to measure its compliance with its revolving credit facility. Eagle Rock believes that investors benefit from having access to the same financial measures that its management uses in evaluating performance. Adjusted EBITDA is useful in determining Eagle Rock’s ability to sustain or increase distributions. By excluding unrealized derivative gains (losses), a non-cash, mark-to-
 market benefit (charge) which represents the change in fair market value of Eagle Rock’s executed derivative instruments and is independent of its assets’ performance or cash flow generating ability, Eagle Rock believes Adjusted EBITDA reflects more accurately Eagle Rock’s ability to generate cash sufficient to pay interest costs, support its level of indebtedness, make cash distributions to its unitholders and general partner and finance its maintenance capital expenditures. Eagle Rock further believes that Adjusted EBITDA also describes more accurately the underlying performance of its operating assets by isolating the performance of its operating assets from the impact of an unrealized, non-
 cash measure designed to describe the fluctuating inherent value of a financial asset. Similarly, by excluding the impact of non-recurring discontinued operations, Adjusted EBITDA provides users of the Partnership’s financial statements a more accurate picture of its current assets’ cash generation ability, independently from that of assets which are no longer a part of its operations.
Use of Non-GAAP Financial Measures

 Eagle Rock’s Adjusted EBITDA definition may not be comparable to Adjusted EBITDA or similarly titled measures of other entities, as other entities may not calculate Adjusted EBITDA in the same manner as Eagle Rock. For example, Eagle Rock includes in Adjusted EBITDA the actual settlement revenue created from its commodity hedges by virtue of transactions undertaken by it to reset commodity hedges to higher prices or purchase puts or other similar floors despite the fact that Eagle Rock excludes from Adjusted EBITDA any charge for amortization of the cost of such commodity hedge reset transactions or puts.  Eagle Rock has reconciled historical Adjusted EBITDA numbers to the GAAP financial measure of net income (loss) in the appendix to this presentation but has not reconciled prospective Adjusted EBITDA numbers.
 Distributable Cash Flow is defined by Eagle Rock as Adjusted EBITDA minus:  (i) maintenance capital expenditures; (ii) cash interest expense;
 (iii) cash income taxes; and (iv) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income (loss) for the period. Maintenance capital expenditures represent: a) in Eagle Rock’s Midstream Business, capital expenditures made to replace partially or fully depreciated assets to meet regulatory requirements, to maintain the existing operating capacity of Eagle Rock’s assets and extend their useful lives, or to connect wells to maintain existing system volumes and related cash flows; and b) in Eagle Rock’s
 Upstream Business, capital which is expended to maintain Eagle Rock’s production and cash flow levels in the near future.
 Distributable Cash Flow is a significant performance metric used by Eagle Rock to compare net cash flows it generates or is expected to generate (excluding growth capital expenditures and prior to the establishment of any cash reserves) to the cash distributions expected to be paid to unitholders. Using this metric, Eagle Rock can quickly compute the coverage ratio of actual or estimated/expected cash flows to planned or estimated/expected cash distributions. This financial measure also is important to investors as an indicator of whether Eagle Rock is generating cash flow at a level that can sustain or support the quarterly distribution and support Eagle Rock’s goal of enhancing its liquidity.
 Actual distributions are set by the Board of Directors of the general partner of the general partner of Eagle Rock.
 The GAAP measure most directly comparable to Distributable Cash Flow is net income (loss).  Eagle Rock’s Distributable Cash Flow definition may not be comparable to Distributable Cash Flow or similarly titled measures of other entities, as other entities may not calculate Distributable
 Cash Flow (and Adjusted EBITDA, on which it builds) in the same manner as Eagle Rock.  See the example given above for Adjusted EBITDA related to amortization of costs of commodity hedges.  Eagle Rock has not reconciled Distributable Cash Flow because the presentation contains only prospective Distributable Cash Flow numbers.  For an example of this reconciliation, please consult Eagle Rock’s Form 10-K filed with the Security and Exchange Commission for the year ended December 31, 2008, as well as Eagle Rock’s Forms 10-Q filed with the
 SEC for subsequent quarters.
Use of Non-GAAP Financial Measures (Continued)

($ in 000's)

	Year Ended December 31,		
	2006	**2007**	**2008**
Net Income (loss)	($23,314)	($145,634)	$87,520
Add:			
Interest (income) expense, net	30,383	44,587	38,260
Depreciation, depletion, amortization and impairment	43,220	86,308	291,605
Income tax provision (benefit)	1,230	169	(1,116)
EBITDA	$51,519	($14,570)	$416,269
Add:			
Income from discontinued operations	0	0	0
Risk management portfolio value changes	23,531	144,176	(180,107)
Restricted unit compensation expense	142	2,395	7,694
Other income	0	(696)	(5,328)
Other operating expense	6,000	2,847	10,699
Non-recurring operating items	0	(795)	0
Adjusted EBITDA	**$81,192**	**$133,357**	**$249,227**

Adjusted EBITDA Reconciliation